UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  November 14, 2011
(Date of earliest event reported)

VASOMEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18105	11-2871434
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

180 Linden Avenue, Westbury, New York	11590
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (516) 997-4600

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)	The Registrant held its Annual Meeting of Stockholders on November 14, 2011.

(b)	(i)	The seven nominated directors were elected, receiving the following votes:

	Votes For	Votes Withheld
Class I
Edgar Rios	81,911,759	8,617,562
William Dempsey	78,126,400	12,402,921

Class II
Behnam Movaseghi	88,537,785	1,991,537
Peter C. Castle	89,691,673	837,648

Class III
Simon Srybnik	90,117,194	412,127
Jun Ma	88,552,816	1,976,505
David Lieberman	87,869,508	2,659,813

(ii)
The proposal to ratify the appointment of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accountants for the year ending December 31, 2011, as set forth in the proxy statement was approved as follows:

Votes For	Votes Against	Votes Abstain
130,025,370	1,148,561	347,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011	VASOMEDICAL, INC. By: /s/ Michael J. Beecher Michael J. Beecher Chief Financial Officer